Exhibit 99.1
                        Press Release dated June 4, 2003


                               JOINT PRESS RELEASE

                     Transgenomic Inc. and Geron Corporation
                        Sign Licensing Agreement Covering
                     Novel Class of Synthetic Nucleic Acids

                Agreement Will Enable Transgenomic to Manufacture
          Phosphoramidate and Thio-Phosphoramidate Oligonucleotides for
                     Diagnostic and Therapeutic Applications

     Omaha, NE, and Menlo Park, CA - June 4, 2003 -- Transgenomic Inc. (Nasdaq:
     TBIO) and Geron Corporation (Nasdaq: GERN) announced today that they have entered into an expanded licensing agreement covering manufacture of phosphoramidate and thio-phosphoramidate oligonucleotides. Under the non-exclusive license agreement, Transgenomic gains rights under the patent estate acquired by Geron in 2002 from Lynx Therapeutics Inc. to manufacture phosphoramidate-based oligonucleotides, as well as the chemical building blocks required for their synthesis, for use in diagnostic and therapeutic applications. This represents an extension of Transgenomic's prior license covering manufacture of these compounds for research applications. In addition to receiving royalties on products for research use as provided in the original agreement, Geron will also receive a royalty on sales of diagnostic and therapeutic products under the expanded agreement.

     Phosphoramidate-based oligonucleotides represent a new class of synthetic nucleic acids that have demonstrated a number of potential advantages over earlier-generation oligonucleotide chemistries, including enhanced sequence-specific DNA and RNA binding activity, a high resistance to degradation, and improved cellular uptake and biodistribution. These properties offer significant potential for the development of improved synthetic nucleic acid molecules to be used in both therapeutic and diagnostic applications. Transgenomic currently supplies the modified building block compounds that Geron uses to synthesize novel therapeutic thio-phosphoramidate oligonucleotides that target cancer cells by inhibiting telomerase.

     Collin D'Silva, Transgenomic's CEO, commented, "Biopharmaceutical companies such as Geron have a need to adapt cutting-edge developments in nucleic acid chemistry for use in production-scale processes. We can offer added value by applying our expertise to help facilitate this important transition." D'Silva added, "In addition, our world-class nucleic acid chemistry R&D team enables us to fully support the adaptation of next-generation nucleic acid chemistries for use in a variety of potential diagnostic and therapeutic applications. Extension of our license from Geron to include manufacture of phosphoramidate-based oligonucleotides and their precursors for therapeutic and diagnostic use will allow us to offer this novel chemistry to our biopharma and diagnostics customers."

     "The expansion of Geron's license agreement with Transgenomic represents a step in our strategy to make phosphoramidate-based oligonucleotides and their monomer building blocks available to other biotechnology and pharmaceutical companies for their drugs," said David L. Greenwood, Geron's chief financial officer. He noted, "This technology is state-of-the-art and has significant advantages over alternative chemistries. We are using it for our own anti-cancer oligonucleotide drugs, and we expect it to be applied in a broad range of therapeutic products, developed by us and by other companies."


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     Page Two / Transgenomic Inc. and Geron Corporation Sign Licensing Agreement
     Covering Novel Class of Synthetic Nucleic Acids


     About Transgenomic
     Transgenomic provides versatile and innovative research tools and related consumable products to the life sciences industry for the synthesis, separation, analysis and purification of nucleic acids and a wide variety of nucleic acid-based specialty chemicals. Through its nucleic acids business segment, Transgenomic provides specialty chemicals, including advanced nucleic acid building blocks and associated reagents, used in applications such as genetic diagnostics and therapeutics. Manufacturing operations include a cGMP facility for the synthesis of oligonucleotides.

     Transgenomic's biosystems segment offers its WAVE(R) Systems and associated consumables. These systems are specifically designed for use in genetic variation detection and single- and double-strand DNA/RNA analysis and purification. These systems have broad applicability to genetic research and molecular diagnostics. To date there have been approximately one thousand systems installed in over 30 countries around the world.

     For more information about the innovative genomics research tools developed and marketed by Transgenomic, please visit the company's Web site at www.transgenomic.com.

     Transgenomic Cautionary Statements
     Certain statements in this press release constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995, which involve known and unknown risks, uncertainties and other factors that may cause our actual results to be materially different from any future results, performance or achievements expressed or implied by such statements. Forward-looking statements include, but are not limited to, those with respect to improving synthetic nucleic acid molecules for use in therapeutic and diagnostic applications, facilitating the adaptation of cutting-edge developments in nucleic acid chemistry for use in production-scale processes, the adaptation of next-generation nucleic acid chemistries for use in diagnostic and therapeutic applications, and the application of phosphoramidate-based oligonucleotides in a broad range of therapeutic products. The known risks, uncertainties and other factors affecting these forward-looking statements are described from time to time in Transgenomic's reports to the Securities and Exchange Commission. Any change in such factors, risks and uncertainties may cause the actual results, events and performance to differ materially from those referred to in such statements. Accordingly, Transgenomic claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995 with respect to all statements contained in this press release. All information in this press release is as of the date of the release, and Transgenomic undertakes no duty to update this information, including any forward-looking statement, unless required by law.

     About Geron
     Geron Corporation is a biopharmaceutical company focused on developing and commercializing therapeutic and diagnostic products for applications in oncology and regenerative medicine, and research tools for drug discovery. Geron's product development programs are based upon three patented core technologies: telomerase, human embryonic stem cells, and nuclear transfer.


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     Page Three / Transgenomic Inc. and Geron Corporation Sign Licensing
     Agreement Covering Novel Class of Synthetic Nucleic Acids


     Geron Cautionary Statements

     This news release may contain forward-looking statements made pursuant to the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995. Investors are cautioned that such forward-looking statements in this press release regarding future applications of Geron Corporation's technology constitute statements involving risks and uncertainties, including, without limitation, risks inherent in the development and commercialization of potential products, regulatory approvals and clearances, and the maintenance of our intellectual property rights. Actual results may differ materially from the results anticipated in these forward-looking statements. Additional information on potential factors that could affect our results and other risks and uncertainties are detailed from time to time in Geron's periodic reports, including the quarterly report on Form 10-Q for the quarter ended March 31, 2003.

     Investor Contacts:

     For Transgenomic
         Mitchell L. Murphy
         Transgenomic, Inc.
         402-452-5437
         mmurphy@transgenomic.com

         Robert J. Pogulis, Ph.D.
         Transgenomic, Inc.
         845-782-9617
         rpogulis@transgenomic.com

     For Geron
         David L. Greenwood
         Geron Corporation
         650-473-7765

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